UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): August 17, 2006


                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)



        Delaware                    333-44586                58-3565680
        --------                    ---------                ----------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)




                 1818 North Farwell Avenue, Milwaukee, WI         53202
                 ----------------------------------------         ------
               (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Preliminary Note:

This Form 8-K Amendment relates solely to the information contained in Item 2.04 of Form 8-K. The information related to other items in the original Form 8-K of the Report dated August 17, 2006 remains unchanged from such initial filing.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

         On August 17, 2006, Thomas Equipment was notified by Laurus Master Fund, Ltd. ("Laurus") that certain Events of Default have occurred and are continuing to occur in connection with the Security and Purchase Agreement dated as of November 9, 2004 (the "Security Agreement") among Thomas Equipment, Thomas Ventures, Inc., Thomas Equipment's wholly owned subsidiary, and Laurus. The Security Agreement, as amended, provided for a $22,000,000 secured revolving note facility (the "Revolving Loan"), a $7,900,000 convertible term loan (the "Convertible Term Loan"), and an $8,500,000 non-convertible term loan (the "Term Loan"). As of August 15, 2006, the aggregate amount outstanding under the Revolving Loan, Convertible Term Loan and the Term Loan, including interest thereon, aggregated $28,687,209.81.

         Thomas Equipment was advised that various events of default have occurred and are continuing, including, those that have occurred as a result of the inability of Thomas Equipment 2004 Inc., a wholly owned subsidiary of Thomas Equipment, to pay its debts as they become due and the cessation of the operation of its present business. Although the occurrence of the events of default permit Laurus to exercise its rights and remedies under the Security Agreement, including the acceleration of the obligations with respect to the Revolving Loan, Convertible Term Loan and the Term Loan and the right to enforce its security interests against the assets of Thomas Equipment, Laurus is not taking any immediate action with respect to the default.

         A copy of the letter received by Thomas Equipment was attached as
Exhibit 99.1 to the initial Form 8-K filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THOMAS EQUIPMENT, INC.


Date:  August 22, 2006                               /s/ JAMES E. PATTY
                                                     ------------------
                                                     James E. Patty,
                                                     CE0


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